UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Conversion of Series D Preferred Stock

Pressure BioSciences, Inc. (the “Company”) plans on conducting a registered offering of units consisting of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock (the “Offering”). The Company has filed a Registration Statement on Form S-1, as amended most recently on June 16, 2017, with regard to the Offering.

On June 16, 2017, the Company entered into a letter agreement with a private investor (the “BG Preferred Stock Letter Agreement”), whereby the private investor agreed to convert 75 shares of Series D Preferred Stock (the “BG Preferred Stock”) of the Company owned by him into common stock of the Company. Pursuant to the BG Preferred Stock Letter Agreement, the BG Preferred Stock will automatically convert upon consummation of the Offering into 6,250 restricted shares of the Company’s common stock and warrants to purchase 9,945 shares of the Company’s common stock with an exercise price of $8.40 substantially in the form of the warrants to be included in the Offering except such warrants will be restricted securities and will not publicly trade on the NASDAQ Capital Market (“NASDAQ”). As an inducement to enter into the BG Preferred Stock Letter Agreement, the private investor will receive 3,750 restricted shares of common stock upon the closing of the Offering. The private investor has entered into a lock-up agreement prohibiting the sale or other transfer of all securities of the Company owned by him for a period of 90 days from the closing of the Offering.

Conversion of Convertible Debentures

On June 16, 2017, the Company entered into letter agreements (together the “Debenture Holder Letter Agreements”), as amended, with 34 investors (each a “Debenture Holder” and together the “Debenture Holders”) holding convertible debentures (collectively the “Debentures”) and warrants to purchase common stock (the “Debenture Warrants”) whereby the Debenture Holders agreed to convert all monies due them under the Debentures into restricted shares of common stock (the “Debenture Conversion Shares”), all contingent upon the completion of the Offering. As of March 31, 2017, the Debenture Holders were due the aggregate sum of $1,587,706, including principal and interest. This sum, along with the additional interest due from April 1 through the date of the consummation of the Offering, is referred to herein as the “Debenture Obligation”. Pursuant to the Debenture Holder Letter Agreements, the Debenture Obligation will automatically convert upon consummation of the Offering into the Debenture Conversion Shares at a price equal to the lower of $8.40 or the price per share paid by investors in the Offering. The Debenture Holders will be issued amended Debenture Warrants such that the exercise price will be the same as the exercise price of the warrants being included in the Offering and the Debenture Warrants will no longer have a “Subsequent Equity Sales” provision that lowers the exercise price of the Debenture Warrants upon any future dilutive issuance of shares. As a result of the foregoing, the Company will issue at least 254,440 Debenture Conversion Shares for principal and interest through March 31, 2017 upon the consummation of the Offering in consideration of the conversion of their Debenture Obligation assuming a conversion price of $6.24, based on the closing price of the common stock on June 15, 2017. Each person entering into the Debenture Holder Letter Agreements have entered into lock-up agreements prohibiting the sale or other transfer of any securities of the Company owned by such persons for a period of 3 months except for 5,262 shares of unrestricted common stock the Debenture Holders own as of the date of their letter agreements due to issuances by the Company of interest earned on the Debenture in the form of “payment in kind” shares of common stock.

On June 16, 2017, the Company entered into letter agreements (together the “Debenture and Fall 2016 Holder Letter Agreements”), with two (2) investors (each a “Debenture and Fall 2016 Holder” and collectively the “Debenture and Fall 2016 Holders”). The Debenture and Fall 2016 Holders invested in both the Company’s offering of the Debentures and Debenture Warrants as well as the Company’s offering of restricted common stock and common stock purchase warrants (the “Fall 2016 Warrants”). Pursuant to the Debenture and Fall 2016 Holder Letter Agreements, the Debenture and Fall 2016 Holders agreed to convert all monies due them under the Debentures into restricted shares of common stock (the “Debenture and Fall 2016 Conversion Shares”) contingent upon the completion of the Offering. As of March 31, 2017, the Debenture and Fall 2016 Holders were due the aggregate sum of $779,930, including principal and interest. This sum, along with the additional interest due from April 1 through the date of the consummation of the offering, is referred to herein as the “Debenture and Fall 2016 Obligation”. As an inducement to enter into the Debenture and Fall 2016 Holder Letter Agreements, the Debenture and Fall 2016 Holders will receive an aggregate of 17,334 shares of the Company’s common stock. Pursuant to the Debenture and Fall 2016 Holder Letter Agreements, the Debenture and Fall 2016 Obligation will automatically convert upon consummation of the Offering into the Debenture and Fall 2016 Conversion Shares at a price equal to the lower of $8.40 or the price per share paid by investors in the Offering and their Debenture Warrants will be amended to reflect an exercise price equal to the lower of $12.00 or the exercise price per share of the warrants sold in the Offering. In addition, the Debenture Warrants will no longer have a “Subsequent Equity Sales” provision that lowers the exercise price of the Debenture Warrants upon any future dilutive issuance of shares. Additionally, the Fall 2016 Warrants shall be amended to reflect an exercise price equal to the lower of $12.00 or the exercise price per share of the warrants sold in the Offering. As a result of the foregoing, the Company will issue at least 124,989 Debenture and Fall 2016 Conversion Shares for principal and interest through March 31, 2017 to the Debenture and Fall 2016 Holders upon the consummation of the Offering in consideration of the conversion of their Debenture Obligation assuming a conversion price of $6.24, based on the closing price of the Company’s common stock on June 15, 2017. Each person entering into the Debenture and Fall 2016 Holder Letter Agreements have entered into lock-up agreements prohibiting the sale or other transfer of any securities of the Company owned by such persons for a period of 3 months except for 2,287 shares of unrestricted common stock the Debenture and Fall 2016 Holders own as of the date of their letter agreements due to issuances by the Company of interest earned on the Debenture in the form of “payment in kind” shares of common stock.

On June 16, 2017, the Company entered into a letter agreement (the “Accredited Investor Letter Agreement” together with the Debenture Holder Letter Agreement and Debenture and Fall 2016 Letter Agreement, the “Letter Agreements”) with an accredited investor (the “Accredited Investor”). The Accredited Investor currently holds Debentures pursuant to which he is owed, as of March 31, 2017, principal and interest equal to $4,741,609. This sum, along with the additional interest due from April 1 through the date of the consummation of the offering, is referred to herein as the “Accredited Investor Debenture Obligation”. The Accredited Investor also currently holds (i) Debenture Warrants, (ii) Fall 2016 Warrants, (iii) a promissory note issued in his favor in October 2016 in the principal amount of $3,000,000 (the “Line of Credit Obligation”) and warrants to purchase common stock in connection therewith (the “Line of Credit Warrants”), and (iv) shares of the Company’s Series D, Series G, Series J, Series K, Series H1, and Series H2 Preferred Stock (collectively, the “Preferred Stock”). Pursuant to the letter agreement, the Accredited Investor agreed to convert all shares of Preferred Stock, into 493,557 shares of the Company’s common stock. The Accredited Investor Debenture Obligation will automatically convert upon consummation of the Offering into 759,874 shares at a price equal to the lower of $8.40 or the price per share paid by investors in the Offering. The Line of Credit Obligation will automatically convert upon consummation of the Offering into shares at a conversion price equal to 80% of the price per share of common stock paid by investors in the Offering along with a new warrant substantially similar to the warrants being included in the Offering, except such new warrants will have a cashless exercise provision, and will have an exercise price equal to 80% of the exercise price per share of the warrants issued to the investors in the Offering, will be restricted securities, and will not trade on NASDAQ. As inducement to enter into the Accredited Investor Letter Agreement, the Accredited Investor’s Debenture Warrants, the Fall 2016 Warrants, and the Line of Credit Warrants shall be amended such that the exercise price of such warrant shall be the lower of $12.00 and the exercise price of the warrants being sold to investors in the Offering. In addition, the Debenture Warrants will no longer have a “Subsequent Equity Sales” provision that lowers the exercise price of the Debenture Warrants upon any future dilutive issuance of shares. The Accredited Investor will also be issued new warrants to purchase 29,833 shares of common stock at an exercise price of $8.40 substantially in the form of the warrants being sold to investors in the Offering, except such warrants will be restricted securities and will not publicly trade on NASDAQ. The Accredited Investor has entered into a lock-up agreement prohibiting the sale or other transfer of any securities of the Company owned by such person, with the exception of 31,070 shares of restricted common stock previously issued, for a period of 6 months.

As an added inducement for investors to enter into the Letter Agreements, the Company agreed that until the earlier of (i) twelve (12) months after the closing of the Offering in the event that the Company raises at least $11,000,000 by virtue of the sale of securities thereunder or (ii) ten (10) months after the closing of the Offering in the event that the Company raises less than $11,000,000 by virtue of the sale of the Company’s securities hereunder; the Company shall not issue or sell common stock, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any common stock (including pursuant to the terms of any outstanding securities issued prior to the date hereof (including, but not limited to, warrants, convertible notes, or other agreements) or any security entitling the holder thereof to acquire common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive common stock (a “Common Stock Equivalent”) at an effective price per share less than price per share of common stock sold in the Offering without the prior written consent of the Debenture Holders who hold at least 80% of the shares represented by the as-converted Debentures as of May 30, 2017, which such consent shall not be unreasonably withheld; provided however, that such issuances will not apply to Excepted Issuances. Excepted Issuance means (i) the Company’s issuance of common stock in full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, so long as such issuances are not for the purpose of raising capital, (ii) the Company’s issuances of common stock or the issuances or grants of options to purchase common stock to employees, directors, and consultants, pursuant to the Company’s stock option plan at or above fair market value, or (iii) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding as of June 15, 2017.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1*	BG Preferred Stock Letter Agreement, dated June 16, 2017

10.2*	Form of Debenture Holder Letter Agreement, dated June 16, 2017

10.3*	Form of Debenture and Fall 2016 Holder Letter Agreement, dated June 16, 2017

10.4*	Accredited Investor Letter Agreement, dated June 16, 2017

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: June 22, 2017	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President